Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Third Quarter 2008

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE BUT ARE NOT LIMITED TO STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO:

•                  OUR MANAGERS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US;

•                  OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES;

•                  OUR INTENT TO REFURBISH, REBRAND OR MAKE IMPROVEMENTS TO CERTAIN OF OUR PROPERTIES;

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS;

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS;

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST;

•                  OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL; AND

•                  OTHER MATTERS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, INCLUDING THE RECENT CHANGES IN THE CAPITAL MARKETS, ON US AND OUR MANAGERS AND TENANTS;

•                  COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL, TRANSPORATION AND TRAVEL CENTER INDUSTRIES; AND

•                  COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND AMONG REITS.

FOR EXAMPLE:

•                  IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                  HOTEL ROOM DEMAND IS USUALLY A REFLECTION OF GENERAL ECONOMIC ACTIVITY IN THE UNITED STATES; AND IF HOTEL ROOM DEMAND BECOMES FURTHER DEPRESSED BECAUSE OF THE GENERAL SLOWING OF THE ECONOMY, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR MANAGERS AND TENANTS MAY DECLINE AND OUR MANAGERS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS;

•                  THE PRICE WHICH TA MUST PAY TO PURCHASE DIESEL FUEL AND OTHER PRODUCTS WHICH IT SELLS MAY MATERIALLY INCREASE, AND THESE PRICE INCREASES MAY INCREASE TA’S WORKING CAPITAL REQUIREMENTS MORE THAN CURRENTLY EXPECTED;

•                  THE CURRENT SLOWING OF THE U.S. ECONOMY MAY CONTINUE FOR LONGER OR BE WORSE THEN WE NOW ANTICIPATE.  SUCH CIRCUMSTANCES MAY FURTHER REDUCE THE DEMAND FOR TA’S GOODS AND SERVICES AND REDUCE TA’S ABILITY TO GENERATE THE CASH FLOWS NECESSARY TO PAY OUR RENTS;

•                  FUEL CONSERVATION EFFORTS, AN EXTENDED PERIOD OF LIMITED ACTIVITY IN THE HOUSING DEVELOPMENT INDUSTRY OR A SIGNIFICANT AND PROLONGED DECLINE IN THE IMPORT INTO THE U.S. OF CONSUMER GOODS, EACH OF WHICH MAY AFFECT THE DEMAND FOR TA’S GOODS AND SERVICES BY TRUCKERS, WOULD ADVERSELY AFFECT TA’S BUSINESS AND TA’S ABILITY TO PAY RENTS, INCLUDING DEFERRED AMOUNTS DUE TO US; OR

•                  TA MAY BE OR BECOME UNABLE TO PROPERLY MANAGE ITS BUSINESS TO PRODUCE ADEQUATE CASH FLOWS TO PAY ITS OBLIGATIONS; AND

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AQCUISITION FINANCING TERMS, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

THESE RESULTS COULD OCCUR FOR MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 UNDER “ITEM 1A. RISK FACTORS.”

FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT.  As of September 30, 2008, we owned 290 hotels and 185 travel centers located in 44 states, Puerto Rico, and Canada. At September 30, 2008, our properties were operated by operating companies under thirteen long term management or lease agreements. We are the only investment grade rated, publicly owned hospitality REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000 Index, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to manage public investments in real estate. As of September 30, 2008, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,300 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 550 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust, a publicly traded REIT that primarily owns healthcare properties, eight publicly offered mutual funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates) and two real estate based operating companies in the healthcare and travel center industries including TravelCenters of America LLC which is our largest tenant. The public companies managed by RMR and its affiliates had combined total market capitalization of nearly $14 billion as of September 30, 2008. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by experienced managers. Our properties are managed or leased under long term agreements that provide us cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730

Common Shares — HPT

Preferred Shares Series B — HPT-B

Preferred Shares Series C — HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s — BBB

Moody’s — Baa2

Portfolio Data by Manager (as of 9/30/08):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number of	of Rooms	of Rooms	Investment	Total	Return /	Return /
Manager	Properties	/Suites (1)	/Suites (1)	(000s)	Investment	Rent (000s)	Rent

InterContinental	131	20,140	47%	$1,778,756	28%	$153,270	27%
Marriott International	125	17,919	42%	1,540,896	24%	157,380	27%
Hyatt	23	2,784	6%	303,844	5%	21,937	4%
Carlson	11	2,096	5%	202,251	3%	12,920	2%
TA (2)(3)	185	N/A	N/A	2,530,300	40%	226,078	40%
Total	475	42,939	100%	$6,356,047	100%	$571,585	100%

Operating Statistics by Operating Agreement (Q3 2008):

			Annualized	Percent
		Number	Minimum	of Total			RevPAR
	Number of	of Rooms	Return /	Minimum	Coverage (4)		Change (5)
Operating Agreement	Properties	/Suites (1)	Rent (000s)	Return / Rent	Q3	LTM	Q3	LTM

InterContinental (no. 1)	31	3,844	$37,882	7%	1.28x	1.15x	2.3%	4.7%
InterContinental (no. 2)	76	9,220	50,000	9%	1.56x	1.42x	0.4%	0.7%
InterContinental (no. 3)	14	4,139	44,258	8%	1.18x	1.32x	-2.8%	1.7%
InterContinental (no. 4)	10	2,937	21,130	4%	0.95x	1.15x	7.2%	1.9%
Marriott (no. 1)	53	7,610	58,636	10%	1.58x	1.56x	-3.4%	1.0%
Marriott (no. 2)	18	2,178	20,739	3%	1.36x	1.21x	2.3%	-0.1%
Marriott (no. 3) (6)	34	5,019	43,974	8%	1.30x	1.24x	-2.4%	0.1%
Marriott (no. 4)	19	2,756	28,509	5%	0.95x	1.21x	-1.9%	2.5%
Marriott (no. 5) (6)	1	356	5,522	1%	0.44x	0.48x	-4.9%	-0.1%
Hyatt	23	2,784	21,937	4%	1.10x	0.99x	23.7%	29.7
Carlson	11	2,096	12,920	2%	1.40x	1.51x	-4.4%	1.8%
TA (no. 1) (2)(3)	145	N/A	159,901	28%	1.80x	1.24x	N/A	N/A
TA (no. 2) (2)	40	N/A	66,177	11%	1.92x	1.33x	N/A	N/A
Total / Average	475	42,939	$571,585	100%			0.3%	2.7%

(1)	18 of our TA properties include hotels. The rooms associated with these hotels have been excluded from total number of rooms.
(2)

Effective July 1, 2008, we entered a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5,000/month of rent under its two leases for the period July 1, 2008 until December 31, 2010. For the quarter ended September 30, 2008, TA deferred $15,000 in rents. TA rents presented in this report represent their contractual obligation and do not reflect any rent deferral.

(3)	The amount of annual minimum rent payable to us under TA agreement no. 1 is scheduled to increase to $163,978, $168,055, $173,135 and $178,216 in 2009, 2010, 2011 and 2012, respectively.
(4)

We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions, divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements. TA rent coverage ratios have been calculated based upon the contractual rent amounts and do not reflect the impact of any rent deferrals (see Note 2).

(5)	We define RevPAR as hotel room revenue per day per available room. RevPar change is the RevPar percentage change in the periods ending September 30, 2008 over the comparable year earlier periods.
(6)

Effective January 1, 2008 we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc. This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries. The rent due to us for this hotel is guaranteed by Marriott International, Inc.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Senior Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Director of Investor Relations, at
(website) www.hptreit.com	(617) 796-8232 or tbonang@hptreit.com, or Carlynn Finn,
Manager of Investor Relations at (617) 796-8232
or cfinn@hptreit.com

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

RESEARCH COVERAGE

Equity Research Coverage

Keefe, Bruyette & Woods	Stifel, Nicolaus
Smedes Rose	Rod Petrik
(212) 887-3696	(410) 454-4131

Morgan Keegan	UBS
Napoleon Overton	William Truelove
(901) 579-4865	(212) 713-8825

Morgan Stanley	Wachovia Securities
Celeste Mellet Brown	Jeffrey Donnelly
(212) 761-3896	(617) 603-4262

RBC
Mike Salinsky
(216) 378-7627

Debt Research Coverage

Credit Suisse	UBS
Ee Lin See	Michael Dimler
(212) 538-5785	(203) 719-3841

Wachovia Securities
Thierry Perrein
(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Beth Campbell
(212) 553-4831	(212) 438-2415

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007

Shares Outstanding:
Common shares outstanding (at end of period)	93,982	93,951	93,893	93,893	93,890
Weighted average common shares outstanding - basic and diluted (1)	93,954	93,942	93,893	93,891	93,872

Common Share Data:
Price at end of period	$20.52	$24.46	$34.02	$32.22	$40.65
High during period	$24.80	$34.43	$37.17	$43.18	$44.30
Low during period	$18.87	$24.26	$29.50	$32.02	$36.00
Annualized dividends paid per share	$3.08	$3.08	$3.08	$3.08	$3.08
Annualized dividend yield (at end of period)	15.0%	12.6%	9.1%	9.6%	7.6%

Book Capitalization:
Total debt	$2,679,065	$2,672,842	$2,667,619	$2,579,391	$2,558,154
Plus: total shareholders’ equity	2,628,214	2,667,460	2,762,420	2,786,434	2,782,728
Total book capitalization	$5,307,279	$5,340,302	$5,430,039	$5,365,825	$5,340,882
Total debt / total book capitalization	50.5%	50.1%	49.1%	48.1%	47.9%

Selected Balance Sheet Data:
Total assets	$5,595,575	$5,641,875	$5,711,717	$5,679,307	$5,647,155
Total liabilities	$2,967,361	$2,974,415	$2,949,297	$2,892,873	$2,864,427
Real estate, at cost	$6,366,284	$6,351,168	$6,264,855	$6,196,231	$6,154,580
Total debt / real estate, at cost	42.1%	42.1%	42.6%	41.6%	41.6%

Market Capitalization:
Total debt (book value)	$2,679,065	$2,672,842	$2,667,619	$2,579,391	$2,558,154
Plus: market value of preferred shares (at end of period)	206,965	293,808	331,157	314,333	362,717
Plus: market value of common shares (at end of period)	1,928,511	2,298,041	3,194,240	3,025,232	3,816,629
Total market capitalization	$4,814,541	$5,264,691	$6,193,016	$5,918,956	$6,737,500
Total debt / total market capitalization	55.6%	50.8%	43.1%	43.6%	38.0%

Selected Income Statement Data:
Total revenues	$312,583	$338,775	$319,179	$326,760	$334,310
EBITDA (2)(5)	$144,200	$141,963	$156,371	$154,317	$159,502
Net income available for common shareholders (3)(4)(5)(6)	$32,915	$(24,549)	$48,286	$75,984	$142,390
Funds from operations (FFO) available for common shareholders (3)(5)(7)	$99,758	$97,491	$110,904	$108,270	$113,572
Common distributions declared	$72,366	$72,342	$72,298	$72,298	$72,295

Per Share Data:
Income from continuing operations available for common shareholders (3)(4)(5)	$0.35	$(0.26)	$0.51	$0.81	$0.48
Income from discontinued operations available for common shareholders (6)	$—	$—	$—	$—	$1.03
Net income available for common shareholders (3)(4)(5)(6)	$0.35	$(0.26)	$0.51	$0.81	$1.52
FFO available for common shareholders (3)(5)(7)	$1.06	$1.04	$1.18	$1.15	$1.21
Common distributions declared	$0.77	$0.77	$0.77	$0.77	$0.77
FFO payout ratio	72.5%	74.2%	65.2%	67.0%	63.6%

Coverage Ratios:
EBITDA (2) / interest expense	3.9x	3.9x	4.2x	4.1x	4.2x
EBITDA (2) / interest expense and preferred distributions	3.3x	3.2x	3.5x	3.4x	3.5x

(1)	HPT had no outstanding dilutive common share equivalents during the periods presented.
(2)	See page 14 for our calculation of EBITDA.
(3)

Includes for the quarter ended June 30, 2008, a $53,225, or a $0.57 per share, non-cash loss on impairment related to the writedown of certain intangible assets arising from our acquisition of TA to their estimated fair value.

(4)

Includes for the quarter ended September 30, 2008, a $15,000, or $0.16 per share, rent deferral by TA. We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA.

(5)	Includes for the quarter ended June 30, 2008, $19,613, or a $0.21 per share, reserve for the straight line rent receivable relating to our TA No 1. lease.
(6)	Includes for the quarter ended September 30, 2007, a $95,711, or a $1.02 per share, gain from the sale of real estate.
(7)	See page 15 for our calculation of FFO.

Hospitality Properties Trust

 Supplemental Operating and Financial Data

 September 30, 2008

 CONSOLIDATED BALANCE SHEET

 (dollars in thousands, except share data)

	As of September 30, 2008	As of December 31, 2007
		(Audited)
ASSETS

Real estate properties, at cost:
Land	$1,392,605	$1,377,520
Buildings, improvements and equipment	4,973,679	4,818,711
	6,366,284	6,196,231
Accumulated depreciation	(1,004,065)	(849,470)
	5,362,219	5,346,761
Cash and cash equivalents	9,301	23,401
Restricted cash (FF&E reserve escrow)	37,485	28,134
Other assets, net	186,570	281,011
	$5,595,575	$5,679,307

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$407,000	$158,000
Senior notes, net of discounts	1,693,487	1,842,756
Convertible senior notes	575,000	575,000
Mortgage payable	3,578	3,635
Security deposits	169,414	169,406
Accounts payable and other liabilities	102,322	134,705
Due to affiliates	11,806	4,617
Dividends payable	4,754	4,754
Total liabilities	2,967,361	2,892,873

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value;
100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Series C preferred shares; 7% cumulative redeemable; 12,700,000 shares issued and outstanding, aggregate liquidation preference $317,500	306,833	306,833
Common shares of beneficial interest, $0.01 par value; 150,000,000 shares authorized; 93,982,385 and 93,892,719 shares issued and outstanding, respectively	940	939
Additional paid-in capital	3,050,987	3,048,881
Accumulated other comprehensive loss	(40)	—
Cumulative net income	1,790,140	1,711,079
Cumulative preferred distributions	(116,171)	(93,761)
Cumulative common distributions	(2,487,781)	(2,270,843)
Total shareholders’ equity	2,628,214	2,786,434
	$5,595,575	$5,679,307

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007

Revenues:
Hotel operating revenues (1)	$233,393	$240,179	$700,399	$714,424
Minimum rent (1)(2)	72,824	87,669	250,341	222,819
FF&E reserve income (3)	6,095	5,785	18,620	16,993
Interest income	271	677	1,177	4,483
Total revenues	312,583	334,310	970,537	958,719

Expenses:
Hotel operating expenses	166,896	174,533	500,743	519,242
Interest (including amortization of deferred financing costs of $1,009, $956, $3,056 and $2,608, respectively)	36,529	38,038	110,626	102,488
Depreciation and amortization	60,449	57,647	178,277	160,470
General and administrative	7,881	10,848	28,920	27,801
TA spin off costs (4)	—	—	—	2,711
Reserve for straight line rent receivable (5)	—	—	19,613	—
Loss on asset impairment (6)	—	—	53,225	—
Total expenses	271,755	281,066	891,404	812,712

Income before gain on sale of real estate and income taxes	40,828	53,244	79,133	146,007
Gain on sale of real estate (7)	—	—	1,274	—
Income before income taxes	40,828	53,244	80,407	146,007
Income tax expense	(443)	(422)	(1,345)	(1,644)

Income from continuing operations	40,385	52,822	79,062	144,363
Discontinued operations (8):
Income from discontinued operations	—	1,327	—	7,440
Gain on sale of real estate used by discontinued operations	—	95,711	—	95,711
	—		—	103,151

Net income	40,385	149,860	79,062	247,514

Preferred distributions	(7,470)	(7,470)	(22,410)	(19,299)
Net income available for common shareholders	$32,915	$142,390	$56,652	$228,215

Weighted average common shares outstanding	93,954	93,872	93,930	92,845

Basic and diluted net income per common share:
Income from continuing operations available for common shareholders	$0.35	$0.48	$0.60	$1.35
Income from discontinued operations available for common shareholders	$—	$1.03	$—	$1.11
Net income available for common shareholders	$0.35	$1.52	$0.60	$2.46

See notes to consolidated statement of income on page 12.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

NOTES TO CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(1)

At September 30, 2008, each of our 290 hotels are included in one of eleven operating agreements of hotels of which 198 are leased to our taxable REIT subsidiaries and managed by independent hotel operating companies and 92 are leased to third parties. Our 185 travel centers are leased under two agreements. Our consolidated statement of income includes hotel operating revenues and expenses of managed hotels and rental income from our leased hotels and travel centers.

(2)

During the third quarter of 2008, TravelCenters of America LLC, or TA, elected to defer $15,000, or $0.16 per share, of rents in accordance with the previously announced rent deferral agreement. We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA.

(3)

Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E reserve escrows. At September 30, 2008, we own all the FF&E escrows for our hotels. Through July 26, 2007, we had a security and remainder interest in the FF&E reserve escrows for our former Homestead Studio Suites hotels (see Note 7). When we own the FF&E reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we had a security and remainder interest in the FF&E reserve escrows of our Homestead Studio Suites hotels, deposits were not included in revenue. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(4)	During the first quarter of 2007, we expensed $2,711 of costs in connection with the spin off of our former subsidiary, TA, to our shareholders on January 31, 2007.

(5)	During the second quarter of 2008, we recorded a $19,613, or $0.21 per share, non-cash reserve for the straight line rent receivable relating to our TA No. 1 lease.

(6)

During the second quarter of 2008, we recorded a $53,225, or $0.57 per share, non-cash loss on asset impairment related to the write down of certain intangible assets arising from our January 2007 TA acquisition to their estimated fair value.

(7)

On February 5, 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645. On June 18, 2008, we sold our AmeriSuites hotel in Pine Knoll Shores, North Carolina for $6,350 and recognized a gain on sale of $629.

(8)

Income from discontinued operations relates to the 18 Homestead Studio Suites hotels that we sold in July, 2007. We have reclassified our consolidated statement of income for all periods presented to show the results of operations of these hotels which have been sold as discontinued.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Nine Months Ended
	9/30/2008	9/30/2007

Cash flows from operating activities:
Net income	$79,062	$247,514
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	178,277	162,106
Amortization of deferred financing costs as interest	3,056	2,608
Straight line rental income	(3,780)	(11,494)
Reserve for straight line rent receivable	19,613	—
Other non-cash (income) expense, net	(346)	(2,230)
FF&E reserve income and deposits	(49,343)	(44,191)
Loss on asset impairment	53,225	—
Gain on sale of real estate used by discontinued operations	—	(95,711)
Gain on sale of real estate	(1,274)	—
Change in assets and liabilities:
Decrease (increase) in other assets	2,005	(13,716)
Decrease in accounts payable and other	(26,594)	(3,473)
Increase in due to affiliate	7,173	10,818
Cash provided by operating activities	261,074	252,231

Cash flows from investing activities:
Real estate acquisitions	(119,364)	(2,584,451)
FF&E reserve fundings	(29,120)	(52,228)
Increase (decrease) in security deposits	8	(15,960)
Net proceeds from sale of real estate used by discontinued operations	—	205,350
Net proceeds from sale of real estate	13,684	—
Cash used in investing activities	(134,792)	(2,447,289)

Cash flows from financing activities:
Issuance of common shares, net	—	343,452
Issuance of preferred shares, net	—	306,833
Issuance of senior notes, net of discount	—	645,842
Issuance of convertible senior notes	—	575,000
Repayment of senior notes	(150,000)	—
Draws on revolving credit facility	515,000	886,000
Repayments of revolving credit facility	(266,000)	(749,000)
Draws on interim credit facility	—	1,400,000
Repayments of interim credit facility	—	(1,400,000)
Deferred financing costs incurred	(33)	(17,305)
Distributions to preferred shareholders	(22,410)	(16,459)
Distributions to common shareholders	(216,939)	(207,863)
Distribution of TA to common shareholders	—	(121,166)
Cash (used in) provided by financing activities	(140,382)	1,645,334

Decrease in cash and cash equivalents	(14,100)	(549,724)
Cash and cash equivalents at beginning of period	23,401	553,256
Cash and cash equivalents at end of period	$9,301	$3,532

Supplemental cash flow information:
Cash paid for interest	$129,644	$107,924

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$54,474	$44,026
Property managers’ purchases with FF&E reserve	(74,243)	(97,919)

Non cash financing activities:
Issuance of common shares	$2,107	$1,801
Distribution of TA to common shareholders	—	(216,084)

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CALCULATION OF EBITDA

(in thousands)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2008	9/30/2007	9/30/2008	9/30/2007

Net income (1)(2)		$40,385	$149,860	$79,062	$247,514
Plus:	Interest expense	36,529	38,038	110,626	102,488
	Depreciation and amortization (continuing operations)	60,449	57,647	178,277	160,470
	Depreciation and amortization (discontinued operations) (3)	—	129	—	1,636
	Deferred percentage rent (continuing operations) (4)	1,283	1,651	4,385	4,748
	Deferred additional returns (continuing operations) (5)	5,111	7,723	16,888	20,516
	Income taxes (continuing operations)	443	422	1,345	1,644
	Loss on asset impairment (continuing operations) (6)	—	—	53,225	—
Less:	Gain on sale of real estate (continuing operations) (7)	—	—	(1,274)	—
	Gain on sale of real estate (discontinued operations) (3)	—	(95,711)	—	(95,711)
	Deferred percentage rent (discontinued operations) (3) (4)	—	(257)	—	—
EBITDA		$144,200	$159,502	$442,534	$443,305

(1)	Net income for the three months ended September 30, 2008 is reduced by a $15,000 rent deferral by TA.
(2)

Net income for the nine months ended September 30, 2008 includes a non-cash reserve of $19,613 for the straight line rent receivable relating to our TA No. 1 lease and a $15 million rent deferral by TA. We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA.

(3)

On July 26, 2007, we sold our 18 Homestead Studio Suites® hotels. We reclassified our consolidated statement of income for all periods presented to show the results of operations of these hotels which have been sold as discontinued.

(4)

In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include these amounts in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(5)

Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations. We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include these amounts in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(6)

During the second quarter of 2008, we recorded a $53,225 non-cash loss on asset impairment related to the write down of certain intangible assets arising from our TA acquisition to their estimated fair value.

(7)

On February 5, 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645. On June 18, 2008, we sold our AmeriSuites hotel in Pine Knoll Shores, North Carolina for $6,350 and recognized a gain on sale of $629.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, income tax expense, deferred percentage rent, deferred additional returns and loss on asset impairment less gain on sale of real estate.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performances and of operating performances among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(in thousands, except per share data)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2008	9/30/2007	9/30/2008	9/30/2007

Net income available for common shareholders (1)(2)		$32,915	$142,390	$56,652	$228,215
Plus:	FF&E deposits not in net income (3)	—	—	—	990
	Depreciation and amortization (continuing operations)	60,449	57,647	178,277	160,470
	Depreciation and amortization (discontinued operations) (4)	—	129	—	1,636
	Deferred percentage rent (continuing operations) (5)	1,283	1,651	4,385	4,748
	Deferred additional returns (continuing operations) (6)	5,111	7,723	16,888	20,516
	Loss on asset impairment (continuing operations) (7)	—	—	53,225	—
	TA spin off costs (continuing operations) (8)	—	—	—	2,711
Less:	Gain on sale of real estate (continuing operations) (9)	—	—	(1,274)	—
	Gain on sale of real estate (discontinued operations) (4)	—	(95,711)	—	(95,711)
	Deferred percentage rent (discontinued operations) (4)(5)	—	(257)	—	—
FFO available for common shareholders		$99,758	$113,572	$308,153	$323,575

Weighted average shares outstanding		93,954	93,872	93,930	92,845

Net income available for common shareholders per share		$0.35	$1.52	$0.60	$2.46
FFO available for common shareholders per share		$1.06	$1.21	$3.28	$3.49

(1)	Net income available for common shareholders for the three months ended September 30, 2008 is reduced by a $15,000 rent deferral by TravelCenters of America LLC, or TA.
(2)

Net income for the nine months ended September 30, 2008 includes a non-cash reserve of $19,613 for the straight line rent receivable relating to our TA No. 1 lease and a $15 million, or $0.16 per share, rent deferral by TA. We have not recognized the deferred rent as revenue due to uncertainties regarding its payment by TA.

(3)

Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows. At September 30, 2008, we own all the FF&E escrows for our hotels. Through July 26, 2007, we had a security and remainder interest in the FF&E Reserve escrows for our former Homestead Studio Suites hotels (see Note 3). When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we had a security and remainder interest in the FF&E Reserve escrows of our Homestead Studio Suites hotels, deposits were not included in revenue. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(4)

On July 26, 2007, we sold our 18 Homestead Studio Suites® hotels. We reclassified our consolidated statement of income for all periods presented to show the results of operations of these hotels which have been sold as discontinued.

(5)

In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include these estimated amounts in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(6)

Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations. We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include these estimated amounts in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(7)

During the second quarter of 2008, we recorded a $53,225, or $0.57 per share, non-cash loss on asset impairment related to the write down of certain intangible assets arising from our TA acquisition to their estimated fair value.

(8)	During the first quarter of 2007, we expensed $2,711 of costs in connection with the spin off of our former subsidiary, TA, to our shareholders on January 31, 2007.
(9)

On February 5, 2008, we sold our Park Plaza hotel in North Phoenix, Arizona for $8,000 and recognized a gain on sale of $645. On June 18, 2008, we sold our AmeriSuites hotel in Pine Knoll Shores, North Carolina for $6,350 and recognized a gain on sale of $629.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see Note 2), deferred percentage rent (see Note 4) and deferred additional returns (see Note 5) and  exclude loss on asset impairment (see note 6) and TA spin off costs (see Note 7).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SEGMENT INFORMATION

(in thousands)

	For the Three Months Ended September 30, 2008
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$233,393	$—	$—	$233,393
Minimum rent	31,268	41,556	—	72,824
FF&E reserve income	6,095	—	—	6,095
Interest income	—	—	271	271
Total revenues	270,756	41,556	271	312,583
Hotel operating expenses	(166,896)	—	—	(166,896)
Operating income	103,860	41,556	271	145,687

Interest expense	—	—	36,529	36,529
Depreciation and amortization expense	39,022	21,427	—	60,449
General and administrative expense	—	—	7,881	7,881
Total expenses	39,022	21,427	44,410	104,859

Income (loss) before gain on sale of real estate and income taxes	64,838	20,129	(44,139)	40,828
Gain on sale of real estate	—	—	—	—
Income (loss) before income taxes	64,838	20,129	(44,139)	40,828
Income tax expense	—	—	(443)	(443)

Income (loss) from continuing operations	$64,838	$20,129	$(44,582)	$40,385

	For the Nine Months Ended September 30, 2008
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$700,399	$—	$—	$700,399
Minimum rent	93,269	157,072	—	250,341
FF&E reserve income	18,620	—	—	18,620
Interest income	—	—	1,177	1,177
Total revenues	812,288	157,072	1,177	970,537
Hotel operating expenses	(500,743)	—	—	(500,743)
Operating income	311,545	157,072	1,177	469,794

Interest expense	—	—	110,626	110,626
Depreciation and amortization expense	116,106	62,171	—	178,277
General and administrative expense	—	—	28,920	28,920
Reserve for straight line rent receivable	—	19,613	—	19,613
Loss on asset impairment	—	53,225	—	53,225
Total expenses	116,106	135,009	139,546	390,661

Income (loss) before gain on sale of real estate and income taxes	195,439	22,063	(138,369)	79,133
Gain on sale of real estate	1,274	—	—	1,274
Income (loss) before income taxes	196,713	22,063	(138,369)	80,407
Income tax expense	—	—	(1,345)	(1,345)

Income (loss) from continuing operations	$196,713	$22,063	$(139,714)	$79,062

Total assets	$3,197,854	$2,364,703	$33,018	$5,595,575

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SEGMENT INFORMATION

(in thousands)

	For the Three Months Ended September 30, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$240,179	$—	$—	$240,179
Minimum rent	29,408	58,261	—	87,669
FF&E reserve income	5,785	—	—	5,785
Interest income	—	—	677	677
Total revenues	275,372	58,261	677	334,310
Hotel operating expenses	(174,533)	—	—	(174,533)
Operating income	100,839	58,261	677	159,777

Interest expense	—	—	38,038	38,038
Depreciation and amortization expense	37,148	20,499	—	57,647
General and administrative expense	—	—	10,848	10,848
Total expenses	37,148	20,499	48,886	106,533

Income (loss) before income taxes	63,691	37,762	(48,209)	53,244
Income tax expense	—	—	(422)	(422)

Income (loss) from continuing operations	$63,691	$37,762	$(48,631)	$52,822

	For the Nine Months Ended September 30, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$714,424	$—	$—	$714,424
Minimum rent	87,893	134,926	—	222,819
FF&E reserve income	16,993	—	—	16,993
Interest income	—	—	4,483	4,483
Total revenues	819,310	134,926	4,483	958,719
Hotel operating expenses	(519,242)	—	—	(519,242)
Operating income	300,068	134,926	4,483	439,477

Interest expense	—	—	102,488	102,488
Depreciation and amortization expense	109,513	50,957	—	160,470
General and administrative expense	—	—	27,801	27,801
TA spin off costs	—	—	2,711	2,711
Total expenses	109,513	50,957	133,000	293,470

Income (loss) before income taxes	190,555	83,969	(128,517)	146,007
Income tax expense	—	—	(1,644)	(1,644)

Income (loss) from continuing operations	$190,555	$83,969	$(130,161)	$144,363

Total assets	$3,260,646	$2,356,025	$30,484	$5,647,155

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

DEBT SUMMARY

(dollars in thousands)

	Interest		Principal	Maturity		Years to
	Rate		Balance	Date		Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Overland Park, KS	8.300%		$3,578	07/01/11		2.8

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps)	4.260	%(1)	$407,000	10/24/10	(2)	2.1

Unsecured Fixed Rate Debt:
Senior notes due 2010	9.125%		$50,000	07/15/10		1.8
Senior notes due 2012	6.850%		125,000	07/15/12		3.8
Senior notes due 2013	6.750%		300,000	02/15/13		4.4
Senior notes due 2015	5.125%		300,000	02/15/15		6.4
Senior notes due 2016	6.300%		275,000	06/15/16		7.7
Senior notes due 2017	5.625%		300,000	03/15/17		8.5
Senior notes due 2018	6.700%		350,000	01/15/18		9.3
Convertible senior notes due 2027	3.800%		575,000	03/15/27	(3)	18.5
Total / weighted average unsecured fixed rate debt	5.637%		$2,275,000			9.8

Weighted average secured fixed rate debt / total	8.300%		$3,578			2.8
Weighted average unsecured floating rate debt / total	4.260%		407,000			2.1
Weighted average unsecured fixed rate debt / total	5.637%		2,275,000			9.8
Weighted average debt / total	5.432%		$2,685,578			8.6

(1)          Interest rate at September 30, 2008.

(2)          The credit facility may be extended at our option to October 24, 2011 upon payment of an extension fee.

(3)          The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured
	Fixed Rate	Floating		Fixed
Year	Debt	Rate Debt		Rate Debt		Total
2008	$20	$—		$—		$20
2009	84	—		—		84
2010	91	407,000	(1)	50,000		457,091
2011	3,383	—		—		3,383
2012	—	—		125,000		125,000
2013	—	—		300,000		300,000
2014	—	—		—		—
2015	—	—		300,000		300,000
2016	—	—		275,000		275,000
2017	—	—		300,000		300,000
2018	—	—		350,000		350,000
2027	—	—		575,000	(2)	575,000
	$3,578	$407,000		$2,275,000		$2,685,578

(1)          The credit facility may be extended at our option to October 24, 2011 upon payment of an extension fee.

(2)          The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount.  Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Leverage Ratios:

Total debt / total assets	47.9%	47.4%	46.7%	45.4%	45.3%
Total debt / real estate assets, at cost	42.1%	42.1%	42.6%	41.6%	41.6%
Total debt / total book capitalization	50.5%	50.1%	49.1%	48.1%	47.9%
Total debt / total market capitalization	55.6%	50.8%	43.1%	43.6%	38.0%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	15.2%	14.8%	6.1%	5.4%	24.1%

Coverage Ratios:

EBITDA (1) / interest expense	3.9x	3.9x	4.2x	4.1x	4.2x
EBITDA (1) / interest expense and preferred distributions	3.3x	3.2x	3.5x	3.4x	3.5x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	41.6%	41.2%	41.9%	41.2%	41.2%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	3.68x	3.17x	3.69x	4.47x	3.63x
Total unencumbered assets to unsecured debt - required minimum 150% / 200%	240.3%	240.3%	238.7%	220.1%	218.6%

(1)          See page 14 for our calculation of EBITDA.

(2)          Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

	As of and For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007

HPT Owned:
FF&E reserves (beginning of period)	$37,003	$45,469	$28,134	$25,698	$30,684
Manager deposits	18,732	16,246	19,496	14,642	17,287
HPT fundings:
Carlson (2)	—	125	172	197	136
Marriott (3)	829	5,431	9,772	3,016	1,532
Hyatt (4)	1,000	1,500	600	7,500	7,500
InterContinental (5)	—	—	9,691	1,300	—
Hotel improvements	(20,079)	(31,768)	(22,396)	(24,219)	(31,441)
FF&E reserves (end of period)	$37,485	$37,003	$45,469	$28,134	$25,698

Tenant Owned:

FF&E reserves (beginning of period)	$—	$—	$—	$—	$1
Manager deposits	—	—	—	—	—
HPT fundings
Hotel improvements	—	—	—	—	(1)
FF&E reserves (end of period)	$—	$—	$—	$—	$1

Total:

FF&E reserves (beginning of period)	$37,003	$45,469	$28,134	$25,698	$30,685
Manager deposits	18,732	16,246	19,496	14,642	17,287
HPT fundings:
Carlson (2)	—	125	172	197	136
Marriott (3)	829	5,431	9,772	3,016	1,532
Hyatt (4)	1,000	1,500	600	7,500	7,500
InterContinental (5)	—	—	9,691	1,300	—
Hotel improvements	(20,079)	(31,768)	(22,396)	(24,219)	(31,442)
FF&E reserves (end of period)	$37,485	$37,003	$45,469	$28,134	$25,698

(1)          Generally, each of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  At September 30, 2008, we own all the FF&E reserve escrows for all our hotels.  Through July 26, 2007, we had a security and remainder interest in the escrow account of our former Homestead Studio Suites® hotels.

(2)          Pursuant to our agreement with Carlson for the management of 11 hotels, we agreed to fund certain rebranding costs and other capital improvements.  To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us increases as these funds are advanced.  At September 30, 2008, we have funded $37,411 under this agreement.

(3)          Represents FF&E reserve deposits for our Marriott branded hotels not funded by hotel operations but separately funded by us.  The operating agreements for our Marriott branded hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

(4)          Pursuant to our agreement with Hyatt for the management of 23 hotels, we agreed to fund certain rebranding costs and other capital improvements.  To the extent our funding exceeds $8,000, the minimum return payable by Hyatt to us increases as these funds are advanced.  At September 30, 2008, we have funded $74,600 under this agreement.

(5)          Pursuant to our management agreements with InterContinental, we agreed to fund certain rebranding costs and capital improvements.  Generally, our annual minimum returns increase by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

2008 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2008 ACQUISITIONS (through 9/30/2008):

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Acquired	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

There were no hotel acquisitions during the nine months ended September 30, 2008.

On March 17, 2008 we acquired land and improvements at our Petro travel center in Sparks, Nevada for $42,500.  This acquisition includes 42 acres of land, a 45,000 sq. ft. travel center, including a restaurant, convenience store, and casino plus an adjacent office building and hotel (71 keys).

2008 DISPOSITIONS (through 9/30/08):

				Number			Sales
Date				of Rooms	Operating	Sales	Price per
Disposed	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

2/5/08	1	Park Plaza	North Phoenix, AZ	166	Carlson	$8,000	$48
6/18/08	1	AmeriSuites	Pine Knoll Shores, NC	111	Hyatt	6,350	57

Total 2008	2			277		$14,350	$52

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

2008 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008

Debt Transactions: (1)
New debt raised	$—	$—	$—
Total new debt	—	—	—

Debt retired	—	—	(150,000)
Net debt	$—	$—	$(150,000)

Equity Transactions:
New common shares issued	—	—	—
New common equity raised, net	$—	$—	$—

New preferred shares issued	—	—	—
New preferred equity raised, net	$—	$—	$—
Total new equity	$—	$—	$—

(1)          Excludes drawings and repayments under our revolving credit facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3) (1)	Marriott (no. 4)	Marriott (no. 5) (1)	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)	Hyatt	Carlson	TA (no. 1)	TA (no. 2)	Total / Range / Average (all investments)

Number of Properties	53	18	34	19	1	31	76	14	10	23	11	145	40	475

Number of Rooms / Suites	7,610	2,178	5,019	2,756	356	3,844	9,220	4,139	2,937	2,784	2,096	(2)	—	42,939 (2)

Property Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Marriott®	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Staybridge Suites®	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	TravelCenters of America®	Petro Stopping Centers®	17 Brands

Number of States	24	14	14	14	1	16	29	7 plus Ontario and Puerto Rico	5	14	7	39	25	44 plus Ontario and Puerto Rico

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiaries of Marriott International	Subsidiaries of Marriott International	Subsidiary of Marriott International	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiaries of InterContinental	Subsidiaries of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	TA	TA	5 Managers

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of Marriott International	Our TRS	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS	Our TRS	Our TRS	Subsidiary of TA	Subsidiary of TA	5 Tenants

Investment at September 30, 2008 (3)	$586,683	$207,581	$425,375	$274,222	$47,035	$436,708	$589,405	$512,303	$240,340	$303,844	$202,251	$1,824,793	$705,507	$6,356,047

End of Current Term	2012	2010	2019	2015	2019	2031	2028	2029	2030	2030	2030	2022	2024	2010-2031

Renewal Options (4)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	4 for 15 years each	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	N/A	2 for 15 years each

Annual Minimum Return / Minimum Rent	$58,636	$20,740	$43,974	$28,508	$5,522	$37,882	$50,000	$44,258	$21,130	$21,937	$12,920	$159,901 (5)(6)	$66,177 (5)	$571,585

Additional Return (7)	—	—	$711	—	—	—	$10,000	$3,458	$1,750	50% of cash flow in excess of minimum return (8)	50% of cash flow in excess of minimum return (8)	—	—	$15,919

Percentage Return / Rent (9)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	CPI based calculation	7.5% of revenues above 2004/06/08 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues	—	—	3% of non-fuel revenues and .3% of fuel revenues above 2011 revenues	3% of non-fuel revenues and .3% of fuel revenues above 2012 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508	—	$36,872 (10)	—	$36,872 (10)	$36,872 (10)	—	—	—	—	$169,344

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Marriott guarantee	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson	TA guarantee	TA guarantee

(1)     Effective January 1, 2008, we entered into a new lease for our Marriott Kauai Resort Beach Club with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries.

(2)     18  of our TA properties include hotels.  The rooms associated with these hotels have been excluded from total hotel rooms.

(3)     Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(4)     Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination.

(5)     Effective July 1, 2008, we entered a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5 million per month of rent under the two leases for the period July 1, 2008 until December 31, 2010.  For the quarter ended September, 30, 2008, TA deferred $15 million in rents.  TA rents presented in this report represent their contractual obligation and do not reflect any rent deferral.

(6)     The amount of minimum rent payable to us by TA is scheduled to increase to $163,978, $168,055, $173,135 and $178,216 in 2009, 2010, 2011 and 2012, respectively.

(7)     These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain management fees.

(8)     These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(9)     Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.

(10)   A single $36,872 deposit secures InterContinental’s obligations under the InterContinental No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

		Percent of		Percent of				Annual	Percent of
	Number of	Number of	Number of	Number of		Percent of	Investment per	Minimum	Minimum
	Properties	Properties	Rooms / Suites (1)	Rooms / Suites (1)	Investment (2)	Investment	Room / Suite	Return / Rent	Return / Rent
By Operating Agreement:
InterContinental (no. 1)	31	7%	3,844	9%	$436,708	7%	$114	$37,882	7%
InterContinental (no. 2)	76	16%	9,220	21%	589,405	9%	64	50,000	9%
InterContinental (no. 3)	14	3%	4,139	10%	512,303	8%	124	44,258	8%
InterContinental (no. 4)	10	2%	2,937	7%	240,340	4%	82	21,130	4%
Marriott (no. 1)	53	11%	7,610	18%	586,683	9%	77	58,636	10%
Marriott (no. 2)	18	4%	2,178	5%	207,581	3%	95	20,739	3%
Marriott (no. 3)	34	7%	5,019	12%	425,375	7%	85	43,974	8%
Marriott (no. 4)	19	4%	2,756	6%	274,222	4%	100	28,509	5%
Marriott (no. 5)	1	—	356	1%	47,035	1%	132	5,522	1%
Hyatt	23	5%	2,784	6%	303,844	5%	109	21,937	4%
Carlson	11	2%	2,096	5%	202,251	3%	96	12,920	2%
TA (no. 1) (3)(4)	145	31%	N/A	N/A	1,824,793	29%	N/A	159,901	28%
TA (no. 2) (3)	40	8%	N/A	N/A	705,507	11%	N/A	66,177	11%
Total	475	100%	42,939	100%	$6,356,047	100%	$89	$571,585	100%

By Manager:
InterContinental	131	28%	20,140	47%	$1,778,756	28%	$88	$153,270	27%
Marriott International	125	27%	17,919	42%	1,540,896	24%	86	157,380	27%
Hyatt	23	5%	2,784	6%	303,844	5%	109	21,937	4%
Carlson	11	2%	2,096	5%	202,251	3%	96	12,920	2%
TA (3)(4)	185	38%	N/A	N/A	2,530,300	40%	N/A	226,078	40%
Total	475	100%	42,939	100%	$6,356,047	100%	$89	$571,585	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	23	5%	2,784	7%	$303,844	5%	$109
Candlewood Suites®	76	16%	9,220	21%	589,387	9%	64
Country Inn & Suites by CarlsonSM	5	1%	753	2%	74,827	1%	99
Courtyard by Marriott®	71	15%	10,280	24%	846,533	13%	82
Crowne Plaza®	12	3%	4,406	10%	367,655	6%	83
Holiday Inn®	3	1%	697	2%	35,526	1%	51
InterContinental®	5	1%	1,479	3%	309,879	5%	210
Marriott Hotels®	3	1%	1,349	3%	117,254	2%	87
Park Plaza® Hotels & Resorts	1	0%	368	1%	11,533	0%	31
Radisson Hotels & Resorts®	5	1%	975	2%	115,890	2%	119
Residence Inn by Marriott®	37	8%	4,695	11%	452,570	7%	96
SpringHill Suites by Marriott®	2	0%	264	1%	20,833	0%	79
Staybridge Suites®	35	7%	4,338	10%	476,309	7%	110
TownePlace Suites by Marriott®	12	3%	1,331	3%	103,707	2%	78
TravelCenters of America®	145	30%	N/A	N/A	1,824,793	29%	N/A
Petro Stopping Centers®	40	8%	N/A	N/A	705,507	11%	N/A
Total	475	100%	42,939	100%	$6,356,047	100%	$89

(1)               18 of our TA properties include a hotel.  The rooms associated with these hotels have been excluded from total hotel rooms.

(2)               Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)               Effective July 1, 2008, we entered a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5 million per month of rent under the two leases for the period July 1, 2008 until December 31, 2010.  For the quarter ended September 30, 2008, TA deferred $15 million in rents.  TA rents presented in this report represent their contractural obligation and do not reflect any rent deferral.

(4)               The amount of annual minimum rent payable to us by TA is scheduled to increase to $163,978, $168,055, $173,135 and $178,216 in 2009, 2010, 2011 and 2012, respectively.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT

		No. of
	No. of	Rooms /	Third Quarter (1)			Year to Date (1)
	Hotels	Suites	2008	2007	Change	2008	2007	Change
ADR
InterContinental (no. 1)	31	3,844	$114.60	$111.84	2.5%	$114.88	$110.97	3.5%
InterContinental (no. 2)	76	9,220	71.31	68.76	3.7%	71.98	69.75	3.2%
InterContinental (no. 3)	14	4,139	140.16	141.62	-1.0%	145.49	142.46	2.1%
InterContinental (no. 4)	10	2,937	106.90	105.43	1.4%	110.82	109.24	1.4%
Marriott (no. 1)	53	7,610	119.91	120.25	-0.3%	124.51	124.39	0.1%
Marriott (no. 2)	18	2,178	120.38	119.17	1.0%	121.13	119.02	1.8%
Marriott (no. 3) (2)	34	5,019	109.46	108.99	0.4%	110.75	108.90	1.7%
Marriott (no. 4)	19	2,756	111.49	108.98	2.3%	120.00	116.67	2.9%
Marriott (no. 5) (2)	1	356	230.85	230.06	0.3%	230.30	221.16	4.1%
Hyatt	23	2,784	100.66	94.04	7.0%	103.54	95.75	8.1%
Carlson	11	2,096	102.89	99.31	3.6%	105.23	100.82	4.4%
Total/Average	290	42,939	$106.99	$105.42	1.5%	$109.76	$107.19	2.4%

OCCUPANCY
InterContinental (no. 1)	31	3,844	78.7%	78.8%	-0.1pt	76.1%	76.2%	-0.1pt
InterContinental (no. 2)	76	9,220	76.2%	78.7%	-2.5pt	74.0%	76.1%	-2.1pt
InterContinental (no. 3)	14	4,139	77.7%	79.1%	-1.4pt	77.2%	78.7%	-1.5pt
InterContinental (no. 4)	10	2,937	71.7%	67.8%	3.9pt	71.4%	70.6%	0.8pt
Marriott (no. 1)	53	7,610	72.2%	74.5%	-2.3pt	68.6%	69.5%	-0.9pt
Marriott (no. 2)	18	2,178	80.2%	79.2%	1.0pt	74.0%	76.8%	-2.8pt
Marriott (no. 3) (2)	34	5,019	77.2%	79.4%	-2.2pt	73.8%	76.1%	-2.3pt
Marriott (no. 4)	19	2,756	70.6%	73.6%	-3.0pt	72.0%	73.0%	-1.0pt
Marriott (no. 5) (2)	1	356	82.3%	86.8%	-4.5pt	81.9%	86.2%	-4.3pt
Hyatt	23	2,784	69.7%	60.3%	9.4pt	69.4%	58.3%	11.1pt
Carlson	11	2,096	67.9%	73.6%	-5.7pt	67.8%	70.6%	-2.8pt
Total/Average	290	42,939	74.7%	75.6%	-0.9pt	72.7%	73.3%	-0.6pt

RevPAR
InterContinental (no. 1)	31	3,844	$90.19	$88.13	2.3%	$87.42	$84.56	3.4%
InterContinental (no. 2)	76	9,220	54.34	54.11	0.4%	53.27	53.08	0.4%
InterContinental (no. 3)	14	4,139	108.90	112.02	-2.8%	112.32	112.12	0.2%
InterContinental (no. 4)	10	2,937	76.65	71.48	7.2%	79.13	77.12	2.6%
Marriott (no. 1)	53	7,610	86.58	89.59	-3.4%	85.41	86.45	-1.2%
Marriott (no. 2)	18	2,178	96.54	94.38	2.3%	89.64	91.41	-1.9%
Marriott (no. 3) (2)	34	5,019	84.50	86.54	-2.4%	81.73	82.87	-1.4%
Marriott (no. 4)	19	2,756	78.71	80.21	-1.9%	86.40	85.17	1.4%
Marriott (no. 5) (2)	1	356	189.99	199.69	-4.9%	188.62	190.64	-1.1%
Hyatt	23	2,784	70.16	56.17	23.7%	71.86	55.82	28.7%
Carlson	11	2,096	69.86	73.09	-4.4%	71.35	71.18	0.2%
Total/Average	290	42,939	$79.92	$79.70	0.3%	$79.80	$78.57	1.6%

(1)               Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)               Effective January 1, 2008 we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries. Prior periods have been adjusted to remove of the Kauai property from Marriott (no. 3) and report its results in Marriott (no. 5).

“ADR” is average daily rate; “RevPAR” is revenue per available room.  All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
Operating Agreement	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
InterContinental (no. 1)	1.15x	1.14x	1.12x	1.09x	1.08x
InterContinental (no. 2)	1.42x	1.42x	1.42x	1.43x	1.42x
InterContinental (no. 3)	1.32x	1.36x	1.37x	1.33x	1.31x
InterContinental (no. 4)	1.15x	1.18x	1.30x	1.39x	1.41x
Marriott (no. 1)	1.56x	1.60x	1.62x	1.63x	1.58x
Marriott (no. 2)	1.21x	1.20x	1.25x	1.33x	1.32x
Marriott (no. 3) (3)	1.24x	1.26x	1.26x	1.29x	1.27x
Marriott (no. 4)	1.21x	1.22x	1.23x	1.22x	1.18x
Marriott (no. 5) (3)	0.48x	0.61x	0.76x	0.80x	0.80x
Hyatt	0.99x	0.85x	0.69x	0.53x	0.49x
Carlson	1.51x	1.61x	1.66x	1.70x	1.64x
TA (no. 1) (4)(5)	1.24x	1.17x	1.19x	1.26x	1.39x
TA (no. 2) (4) (5) (6)	1.33x	1.14x	1.07x	1.09x	1.15x

For the Three Months Ended (2)
Operating Agreement	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
InterContinental (no. 1)	1.28x	1.29x	1.09x	0.93x	1.25x
InterContinental (no. 2)	1.56x	1.55x	1.32x	1.25x	1.57x
InterContinental (no. 3)	1.18x	1.59x	1.29x	1.22x	1.35x
InterContinental (no. 4)	0.95x	1.18x	1.22x	1.25x	1.08x
Marriott (no. 1)	1.58x	1.74x	1.40x	1.55x	1.71x
Marriott (no. 2)	1.36x	1.25x	0.87x	1.34x	1.30x
Marriott (no. 3) (3)	1.30x	1.47x	1.01x	1.19x	1.39x
Marriott (no. 4)	0.95x	1.29x	1.37x	1.21x	1.00x
Marriott (no. 5) (3)	0.44x	0.36x	0.68x	0.44x	1.00x
Hyatt	1.10x	1.19x	1.08x	0.58x	0.55x
Carlson	1.40x	1.51x	1.66x	1.47x	1.78x
TA (no. 1) (4)(5)	1.80x	1.43x	0.88x	0.85x	1.54x
TA (no. 2) (4) (5) (6)	1.92x	1.51x	0.94x	0.93x	1.18x

(1)               We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.

(2)               Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)               Effective January 1, 2008, we entered into a new lease for our Marriott Kauai Resort Beach Club hotel with a subsidiary of Marriott International, Inc., and Marriott International, Inc. has guaranteed the rent due to us under this lease.  This hotel was previously included in Marriott agreement no. 3 and leased to one of our taxable REIT subsidiaries.  Coverage ratios have calculated assuming the current operating agreements were in place for all periods presented.  As part of the new guaranteed lease agreement for this hotel, we have agreed to provide funding for major capital projects at this hotel; as these improvements are funded our guaranteed rents will increase.

(4)               Includes data for periods prior to our ownership of some properties.

(5)               Effective July 1, 2008, we entered a rent deferral arrangement with TA which provides TA the option to defer payments of up to $5 million per month of rent under the two leases for the period July 1, 2008 until December 31, 2010.  For the quarter ended September, 30, 2008, TA deferred $15 million in rents.  TA rent coverage ratios have been calculated based upon the contractual rent amounts and do not reflect the impact of any rent deferral.

(6)               Includes data for periods some properties were not operated by the current operator.

All  operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2008

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2008	$—	—	—
2009	—	—	—
2010	20,739	3.6%	3.6%
2011	—	—	—
2012	58,636	10.3%	13.9%
2013	—	—	13.9%
2014	—	—	13.9%
2015	28,509	5.0%	18.9%
2016	—	—	18.9%
2017	—	—	18.9%
2018 and thereafter	463,701	81.1%	100.0%
Total	$571,585	100.0%

Weighted average remaining term	14.8 years